Filed pursuant to Rule 497(e)
File No. 333-182274
Supplement dated August 2, 2023
to the Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2023 of the
ETFMG Prime Junior Silver Miners ETF (SILJ);
AI Powered Equity ETF (AIEQ);
Etho Climate Leadership U.S. ETF (ETHO);
ETFMG Prime Cyber Security ETF (HACK);
ETFMG Prime Mobile Payments ETF (IPAY);
ETFMG Treatments, Testing and Advancements ETF (GERM);
ETFMG Alternative Harvest ETF (MJ);
ETFMG U.S. Alternative Harvest ETF (MJUS);
Wedbush ETFMG Video Game Tech ETF (GAMR);
Wedbush ETFMG Global Cloud Technology ETF (IVES);
ETFMG Travel Tech ETF (AWAY);
BlueStar Israel Technology ETF (ITEQ); and
ETFMG Sit Ultra Short ETF (VALT)
(each, a “Fund” and, collectively, the “Funds”)
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Legal Proceedings
Effective immediately, the disclosure added by a supplement dated July 14, 2023, to the section of each Fund’s Prospectus titled “Legal Proceedings” is replaced in its entirety with the following:
The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.
Change of Distributor
Effective August 14, 2023, Foreside Fund Services LLC will replace ETFMG Financial LLC as distributor of the Funds.
As of August 14, 2023, the following changes are made to each Fund’s Prospectus and SAI:
All references to ETFMG Financial LLC as the distributor in each Fund’s Prospectus and SAI are removed.
The first paragraph in the section “Distribution” in each Fund’s Prospectus is replaced in its entirety with the following:
The Distributor, Foreside Fund Services LLC is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in the Funds’ shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
The first sentence in the section “THE DISTRIBUTOR” in each Fund’s SAI is revised to state that the Trust and Foreside Fund Services LLC, are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. The last sentence in the same paragraph is revised to state that the principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Please retain this Supplement with your Prospectus and SAI for future reference.